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                               EXHIBIT (8)(e)(2)

                 FORM OF AMENDMENT NO. 3 TO JANUS ASPEN SERIES
                         FUND PARTICIPATION AGREEMENT
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                              AMENDMENT NO. 3 TO
                              JANUS ASPEN SERIES
                         FUND PARTICIPATION AGREEMENT
                               (Service Shares)

     Amendment No. 3 to the Participation Agreement between Janus Aspen Series (the "Trust") and PFL Life Insurance Company (the "Company") dated April 6, 2000.

     IT IS HEREBY AGREED THAT the name of the Company is changed from "PFL Life Insurance Company" to "Transamerica Life Insurance Company." All references in the Agreement to PFL Life Insurance Company shall refer to Transamerica Life Insurance Company;

     IT IS HEREBY FURTHER AGREED that Schedule A to the Participation Agreement is hereby amended to add the Accounts and the Contracts.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Participation Agreement as of May 1, 2002.


JANUS ASPEN SERIES                      TRANSAMERICA LIFE INSURANCE
                                        COMPANY

By:______________________               By:_______________________

Name:____________________               Name:_____________________

Title:___________________               Title:____________________
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                                  Schedule A
                  Separate Accounts and Associated Contracts
                  ------------------------------------------

Name of Separate Account           Contracts Funded By Separate Account
------------------------           ------------------------------------

Separate Account VA A              Transamerica Life Insurance Company Policy
                                   Form No. AV337 101 100397 (The Atlas
                                   Portfolio Builder Variable Annuity)

Separate Account VA E              Transamerica Life Insurance Company Policy
                                   Form No. AV288 101 95 796 (Privilege Select
                                   Variable Annuity)

Separate Account VA C              Transamerica Life Insurance Company
                                   Individual Policy Form No. AV464 101 121 799
                                   (Transamerica EXTRA Variable Annuity,
                                   formerly Extra Variable Annuity)

                                   Transamerica Life Insurance Company Group
                                   Contract Form No. AV432 101 114 199CRT
                                   (Transamerica EXTRA Variable Annuity,
                                   formerly Extra Variable Annuity)

Separate Account VA D              Transamerica Life Insurance Company
                                   Individual Policy Form No. AV474 101 122 1099
                                   (Transamerica Access Variable Annuity,
                                   formerly Access Variable Annuity)

                                   Transamerica Life Insurance Company Group
                                   Contract Form No. AV432 101 114 199CRT
                                   (Transamerica Access Variable Annuity,
                                   formerly Access Variable Annuity)

Separate Account VA B              Transamerica Life Insurance Company Policy
                                   Form No. AV494 101 124 100 (Transamerica
                                   Landmark Variable Annuity, formerly PFL
                                   Endeavor Variable Annuity)

                                   Transamerica Life Insurance Company Policy
                                   Form No. AV400 101 107 198 (Transamerica
                                   Freedom Variable Annuity, formerly PFL
                                   Endeavor Platinum Variable Annuity)
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Separate Account VA K              Transamerica Life Insurance Company Policy
                                   Form No. AV721 101 149 1001 (Retirement
                                   Income Builder III Variable Annuity)

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, it is understood and agreed that the provisions of this Amendment shall control.